EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2008, to the Credit Agreement referenced below, is by and among HURON CONSULTING GROUP INC., as Company, the Guarantors identified on the signature pages hereto, the Lenders and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, a $240 million revolving credit facility and a $220 million term loan have been made available to the Company pursuant to that certain Credit Agreement dated as of June 7, 2006 (as amended and modified, including by the First Amendment dated as of December 29, 2006, the Second Amendment dated as of February 23, 2007, the Third Amendment dated as of May 25, 2007, the Fourth Amendment dated as of July 27, 2007, the Fifth Amendment dated as of April 1, 2008, and the Sixth Amendment dated as of July 8, 2008, the “Credit Agreement”) among the Company, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Company has requested that the definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement be amended; and

WHEREAS, the Lenders, by act of the Required Lenders, have agreed to the requested modification on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.           Amendment to Credit Agreement.  In Section 1.1 (Definitions) of the Credit Agreement, the defined term “Consolidated Fixed Charges” is amended by deleting the text “(and including, for purposes hereof, all payments under earnout obligations whether or not constituting Debt hereunder)” contained therein.

3.           Conditions Precedent.  This Amendment shall not become effective until receipt by the Administrative Agent of each item listed below, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders:

(a)           Executed Amendment. Counterparts to this Amendment from the Required Lenders, the Administrative Agent, the Company and the other Loan Parties.

(b)           Fees and Expenses.  Payment of all reasonable costs and expenses of the Administrative Agent, BAS and the Lenders in connection with this Amendment that are due and payable on the date hereof (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent and BAS).

4.           Representations and Warranties.  The Loan Parties hereby affirm the following:

(a)           all action necessary to authorize the execution, delivery and performance of this Amendment has been taken;

(b)           after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period); and

(c)           before and after giving effect to this Amendment, no Default or Event of Default shall exist.

5.           Guarantors’ Acknowledgment.  Each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment and (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in the Guaranty Agreement.

6.           Full Force and Effect.  Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

7.           Fees and Expenses.  The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

8.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9.           Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	HURON CONSULTING GROUP INC.,
a Delaware corporation

By:  /s/ Gary L. Burge
Name: Gary L. Burge
Title: Chief Financial Officer

GUARANTORS:	HURON CONSULTING GROUP HOLDINGS LLC,
a Delaware limited liability company

                                                By:  /s/ Gary L. Burge
                                                Name: Gary L. Burge
                                                Title: Chief Financial Officer

HURON CONSULTING SERVICES LLC,
a Delaware limited liability company

                                                By:  /s/ Gary L. Burge
                                                Name: Gary L. Burge
                                                Title: Chief Financial Officer

                                               WELLSPRING MANAGEMENT SERVICES LLC,
formerly known as SPELTZ & WEIS LLC,
a Delaware limited liability company

                                                By:  /s/ Gary L. Burge
                                                Name: Gary L. Burge
                                                Title: Chief Financial Officer

                                                HURON DEMAND LLC,
a Delaware limited liability company

By:  /s/ Gary L. Burge
Name: Gary L. Burge
Title: Chief Financial Officer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:  /s/ Michael Brashler
Name: Michael Brashler
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as L/C Issuer, Swingline Lender and Lender

By: /s/ David Bacon
Name: David Bacon
Title: VP

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: /s/ Douglas P. Boersma
Name: Douglas P. Boersma
Title: SVP

FIFTH THIRD BANK

By: /s/ Susan M. Kaminski
Name: Susan M. Kaminski
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

NATIONAL CITY BANK

By: /s/ Stephanie Kline
Name: Stephanie Kline
Title: SVP

THE PRIVATE BANK AND TRUST COMPANY

By: /s/ James M. Feldman
Name: James M. Feldman
Title: Managing Director

RBS CITIZENS, N.A.

By: /s/ M. James Barry, III
Name: M. James Barry, III
Title: Vice President

SUNTRUST BANK

By: /s/ J. Matthew Rowand
Name: J. Matthew Rowand
Title: Vice President

TD BANK, N.A.

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By: /s/ Morgan A. Lyons
Name: Morgan A. Lyons
                                                Title: Vice President